                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 21, 2003
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                             ECC International Corp.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                              011-8988              23-1714658
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)

            2001 West Oak Ridge Road, Orlando, FL              32809-3803
            -------------------------------------------------------------
            (Address of Principal Executive Offices)           (Zip Code)

                                 (407) 859-7410
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.   Other Events and Required FD Disclosure.
                      ---------------------------------------

            On August 21, 2003, ECC  International  Corp. (the "Company") (AMEX:
ECC) issued a press release,  set forth as Exhibit 99.1 to this Current  Report, announcing that the Company has entered into a definitive  Agreement and Plan of
Merger  (the  "Merger  Agreement")  with  Cubic  Corporation  ("Cubic")  and CDA
Acquisition  Corporation ("CDA"). The Merger Agreement provides for, among other things,  the making of a cash tender  offer by CDA to purchase all of the issued and  outstanding  shares of common  stock of the Company at a price of $5.25 per share (the  "Offer").  Following  consummation  of the Offer and  subject to the satisfaction  of the conditions set forth in the Merger  Agreement,  CDA will be merged with and into the Company,  with the Company  continuing as the surviving corporation and wholly owned  subsidiary of Cubic.  For additional  information, reference  is made to the  press  release  and the  Merger  Agreement  which are incorporated herein by reference.

            Item 7.   Financial Statements, Pro Forma Financial Information
                      and Exhibits.
                      -----------------------------------------------------

            (c)       Exhibits
                      --------

                      Exhibit No.             Exhibits
                      -----------             --------

                         99.1        Press  Release of ECC  International  Corp.
                                     dated August 21, 2003.

                         99.2        Agreement  and Plan of Merger  among  Cubic
                                     Corporation,  CDA Acquisition  Corporation,
                                     ECC International Corp.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC INTERNATIONAL CORP.

Dated: August 21, 2003                    By: /s/ Melissa Van Valkenburgh
                                              ----------------------------------
                                          Name:  Melissa Van Valkenburgh
                                          Title: Chief Financial Officer